DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------



MAJORITY OF THE REGION ENJOYED GAINS IN 1996

      Most Asian stock markets enjoyed double-digit gains in 1996. This performance is attributable to overseas liquidity, particularly in the latter half of the year, but more importantly, it re-affirms the importance of Asia's solid economic fundamentals. Lexington Crosby Small Cap Asia Growth Fund was up 25.50%* for the one year period ended December 31, 1996, as compared to a rise of 9.97% for the unmanaged Morgan Stanley Capital International All Country Far East ex-Japan Index. The stock markets in Greater China showed the strongest gains. Following a few quarters of weak growth, the Hong Kong economy picked up in the second quarter with a year-on-year GDP growth of 4.3%, compared with 3.3% in the first quarter. The confidence level of the public improved significantly, supported by stable unemployment data, a strong recovery in property prices and conciliatory signs offered by the Chinese authorities. As we expected, these resulted in a re-rating in the Hong Kong stock market, which rose 33.5%. The red chips, such as China Resources, Guangnan and Guangzhou Investment, were particularly strong, fueled by the improving Chinese economy, as the inflation rate declined and economic growth fell to more sustainable levels. The `H' shares recovered strongly in December and ended the year 29.5% higher. The Shanghai `B' Share Index closed up 40.5% and the Shenzhen `B' Share Index up 145%. Across the straits, Taiwan rose 34%, buoyed by lower interest rates and economy recovery.

      Elsewhere, the stock markets in Malaysia, Indonesia and the Philippines rose between 22 - 24% during the year. With a mild easing on the monetary front, improvement in the trade balance and with inflationary pressures under control, the Malaysian market regained investors' interest. Likewise, the ability of the Indonesian government to engineer a soft landing in 1996, following two years of economic upswing, has resulted in a 50% surge in the trade surplus in the first eight months of 1996 and attracted a wave of foreign investment. In the first quarter of 1996, realized foreign direct investment totaled US$2 billion, compared with US$4.4 billion in 1995. In the Philippines, the accelerating momentum of the economy and the Ramos administration's commitment to structural economic reform, such as oil price liberalization, the introduction of VAT and the Comprehensive Tax Reform package, continue to provide a boost to international investor confidence.

      However, both Thailand and Korea continued to suffer from their respective structural economic problems, high interest rates and deteriorating current account deficits. The Korean bourse fell 26% for the year and Thailand by 35%. The Singapore stock market declined 2%, as growth projections were repeatedly revised downward, mainly due to the slowing in the electronics industry.


STOCK SELECTION KEY TO 1997 STRATEGY

      We continue to stress the importance of stock selection for effective investment in the Asian stock markets. We believe that our disciplined, "growth-with-value", research-based investment process which focuses on certain key investment criteria, will result in superior long-term performance. The continued divergence in both the performance of regional bourses and within individual markets implies than an active and focused stock selection strategy, when coupled with a top-down approach, will continue to prove successful.

      Overweight positions will be maintained in the Greater China stock markets of Hong Kong, Taiwan and China despite their out-performance in 1996, since the positive factors outlined above continue to be valid. Our optimism toward the increasing regionalization of Singapore companies and the bottoming in the electronics cycle, coupled with attractive valuations, means that the Fund will be overweight in this market. We are positive on the long-term economic outlook for the Philippines, which will also be overweighted.

      While we are comfortable with Indonesia, we believe that a neutral weighting is sufficient, given concerns about political risk. We have moved the Fund's overall Malaysia exposure to an underweight stance since there is a downside risk to earnings, resulting from high interest rates and overheating pressures; however, attractive investment opportunities in key sectors of the economy continue to be identified. With regard to Thailand, the major laggard of 1996, we expect that improving economic fundamentals in 1997 will mean that the Fund's significant underweight position will be increased at the expense of reduced exposure to the Greater China region. Korea offers the Fund similar opportunities. Elsewhere, India is attractive on a valuation basis and the lack of structural economic reform has largely been discounted in share prices. The Fund will seek exposure in this market when attractive opportunities become available.


                                   Sincerely,





/s/ Nigel Webber             /s/ Christina Lam          /s/ Robert M. DeMichele
------------------           ------------------         -----------------------
  Nigel Webber                 Christina Lam                Robert M. DeMichele
  Portfolio Manager            Portfolio Manager            President
  February, 1997               February, 1997               February, 1997


                                   CHART/BEGIN
             Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington Crosby Small Cap Asia Growth Fund, the unmanaged Morgan Stanley Capital International (EAFE) Index and the unmanaged Morgan Stanley Capital Intgernational All Country Far East ex-Japan Index from 6/30/95 through 12/31/96.
                                    CHART/END


* 25.50% and 14.66% are the one year and since commencement (7/3/95) average annual standard total return for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996

  NUMBER OF                                                        VALUE
   SHARES                SECURITY                                 (NOTE 1)
--------------------------------------------------------------------------------

              COMMON STOCK: 98.8%

              CHINA: 1.8%
   430,000    Eastern Communications1 ...................       $   382,700
   140,000    Shandong Xinhua
              Pharmaceutical Company1 ...................            41,629
                                                                -----------
                                                                    424,329
                                                                -----------

              HONG KONG: 52.3%
 2,088,000    Anhui Expressway Company, Ltd.1 ...........           587,124
    74,000    Cheung Kong (Holdings), Ltd. ..............           657,725
   298,000    Cheung Kong Infrastructure Holdings1 ......           789,787
 1,120,000    China Resources Beijing Land1 .............           709,503
   554,000    China Resources Enterprise, Ltd. ..........         1,246,232
 1,388,000    China Travel International
                Investment Hong Kong, Ltd. ..............           614,596
   110,000    Citic Pacific, Ltd. .......................           638,527
 1,000,000    Guangdong Kelon Electrical
                Holdings Company, Ltd. ..................           646,413
   960,000    Guangnan Holdings .........................           825,340
 1,700,000    Guangzhou Investment Company, Ltd. ........           813,187
    56,800    Hang Seng Bank, Ltd. ......................           690,265
    65,000    Henderson Land Development
                Company, Ltd. ...........................           655,463
   614,000    Kwong Sang Hong International, Ltd. .......           325,456
   720,000    Midland Realty Holdings, Ltd. .............           660,892
   111,000    New World Development Company, Ltd.........           749,806
   198,000    Shanghai Industrial Holdings, Ltd.1 .......           721,862
 1,150,000    Sinocan Holdings, Ltd. ....................           564,965
 1,358,000    Theme International Holdings, Ltd. ........           553,032
                                                                -----------
                                                                 12,450,175
                                                                -----------

              INDONESIA: 5.5%
   265,000    PT Ramayana Lestari Sentosa1 ..............           572,063
   564,866    PT Steady Safe ............................           723,267
                                                                -----------
                                                                  1,295,330
                                                                -----------

              MALAYSIA: 19.0%
    65,000    Cahya Mata Sarawak Bhd ....................           571,371
   291,000    Cold Storage (Malaysia) Bhd ...............           430,939
    22,000    Eastern Oxygen Bhd ........................           111,502
   142,000    Ekran Bhd .................................           595,999
    59,000    Gadek (Malaysia) Bhd ......................           459,057
    48,000    Gadek (Malaysia) Bhd (Warrants)1 ..........           182,458
   235,000    Granite Industries Bhd1 ...................           400,118
    56,000    Hock Seng Lee Bhd1 ........................           853,690
    99,000    Perusahaan Otomobil Nasional Bhd ..........           627,201
   174,000    Wembley Industries Holdings Bhd1 ..........           290,746
                                                                -----------
                                                                  4,523,081
                                                                -----------

              PHILIPPINES: 1.1%
 1,415,000    Asian Terminals,Inc .......................           255,561
                                                                -----------

              SINGAPORE: 14.7%
   650,000    Advanced Systems Automation, Ltd.1 ........           659,842
   686,000    Delifrance Asia, Ltd.1 ....................           563,976
   713,000    Lindeteves-Jacoberg, Ltd.1 ................           667,728
    46,000    Oversea-Chinese Banking Corporation, Ltd...           572,197
   713,000    Roly International Holdings ...............           520,490
   193,000    Want Want Holdings1 .......................           507,590
                                                                -----------
                                                                  3,491,823
                                                                -----------
              SOUTH KOREA: 3.2%
    41,750    Samsung Corporation1 ......................           493,791
     2,740    Shinhan Bank ..............................            37,268
    12,320    Shinwon Corporation .......................           240,426
                                                                -----------
                                                                    771,485
                                                                -----------

              THAILAND: 1.2%
   383,300    National Petrochemical Plc ................           295,248
                                                                -----------

              TOTAL COMMON STOCK
                (cost $19,310,751) ......................        23,507,032
                                                                -----------

              CALL OPTION: 0.8%

              TAIWAN: 0.8%
    43,000    BZW Taiwan Call Warrant 22.7 due 11/97
                (cost $ 206,830)1 (Note 7) ..............           185,760
                                                                -----------

              TOTAL INVESTMENTS: 99.6%
                (cost $19,517,581+) (Note 1) ............        23,692,792
                                                                -----------
              Other assets in excess
                of liabilities: 0.4% ....................           103,680
                                                                -----------

              TOTAL NET ASSETS: 100.0%
                (equivalent to $12.24 per share on
                1,943,484 shares outstanding) ...........       $23,796,472
                                                                ===========


1 Non-income producing security.
+ Aggregate cost for Federal income tax purposes is identical.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1996 (continued)

At December 31, 1996, the composition of the Fund's net assets by industry concentration was as follows:

      Banking ...................    5.5%
      Capital Equipment .........    6.8
      Construction & Housing ....    6.9
      Consumer Durable ..........   10.1
      Consumer Nondurable .......    9.3
      Energy Sources ............    0.5
      Health & Personal Care ....    0.2
      Holding Companies/
         Diversified ............    2.2
      Materials .................    7.3
      Merchandising .............    2.4
      Multi-Industry ............    8.9
      Real Estate ...............   24.5
      Services ..................    4.1
      Telecommunications ........    1.6
      Trade .....................    3.5
      Transportation ............    5.0
      Other Assets ..............    1.2
                                   -----
        Total Net Assets ........  100.0%
                                   =====

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996


ASSETS
Investments, at value (cost $19,517,581) (Note1) ................................................     $ 23,692,792
Cash ............................................................................................        2,767,950
Receivable for shares sold ......................................................................          302,279
Dividends and interest receivable ...............................................................           21,816
Deferred organization expense, net (Note 1) .....................................................           48,446
Other receivables ...............................................................................           12,985
                                                                                                      ------------
           Total Assets .........................................................................     $ 26,846,268
                                                                                                      ------------

LIABILITIES
Due to Lexington Management Corporation (Note 2) ................................................           24,564
Payable for investment securities purchased .....................................................        1,270,072
Payable for shares redeemed .....................................................................        1,724,553
Distributions payable ...........................................................................            1,463
Accrued expenses ................................................................................           29,144
                                                                                                      ------------
           Total Liabilities ....................................................................        3,049,796
                                                                                                      ------------
NET ASSETS (equivalent to $12.24 per share on 1,943,484 share outstanding) (Note 3) .............     $ 23,796,472
                                                                                                      ============
NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share .....................................................................     $      1,943
Additional paid in capital (Note 1) .............................................................       20,159,332
Distributions in excess of net investment income (Note 1) .......................................          (22,305)
Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 6) ..         (517,491)
Unrealized appreciation on investments and foreign currency transactions ........................        4,174,993
                                                                                                      ------------
           Total Net Assets .....................................................................     $ 23,796,472
                                                                                                      ============

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON CROSBY SMALL CAP
ASIA GROWTH FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1996

INVESTMENT INCOME
Dividends ...........................      $   263,294
Interest ............................           59,541
                                           -----------
                                               322,835
Less: foreign tax expense ...........           27,073
                                           -----------
       Total investment income ......                        $   295,762

EXPENSES
   Investment advisory fee (Note 2) .          207,247
   Printing and mailing expenses ....           51,816
   Custodian expense ................           50,183
   Transfer agent and shareholder
     servicing expense (Note 2) .....           34,281
   Registration fees ................           22,924
   Directors' fees and expenses .....           16,845
Professional fees ...................           15,815
   Accounting expenses (Note 2) .....           13,791
   Amortization of deferred
     organization costs (Note 1) ....           13,522
   Computer processing fees .........            7,279
   Other expenses ...................            4,952
                                           -----------
     Total expenses .................          438,655
     Less: expenses recovered under
         contract with investment
         adviser (Note 2) ...........           36,717           401,938
                                           -----------       -----------
       Net investment loss ..........                           (106,176)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 4)
   Net realized loss on:
       Investments ..................         (293,018)
       Foreign currency
         transactions ...............          (41,686)
                                           -----------
         Net realized loss ..........                           (334,704)
   Net change in unrealized
     appreciation on:
     Investments ....................        4,045,260
     Foreign currency translations of
       other assets and liabilities .               31
                                           -----------
       Net change in unrealized
        appreciation ................                          4,045,291
                                                             -----------
       Net realized and
        unrealized gain .............                          3,710,587
                                                             -----------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .........                        $ 3,604,411
                                                             ===========


LEXINGTON CROSBY SMALL CAP
ASIA GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                 JULY 3, 1995
                                                                (COMMENCEMENT
                                                 YEAR ENDED     OF OPERATIONS)
                                                DECEMBER 31,    TO DECEMBER 31,
                                                   1996               1995
                                               ------------       -----------
Net investment income (loss) ............      $   (106,176)      $    14,754
Net realized loss from investments
   and foreign currency transactions ....          (334,704)         (222,515)
Net change in unrealized
   appreciation of investments and
   foreign currency translations ........         4,045,291           129,702
                                               ------------       -----------
       Increase (decrease) in net
         assets resulting from
         operations .....................         3,604,411           (78,059)
Distributions to shareholders from
   net investment income ................                --           (18,581)
Distributions to shareholders in
   excess of net investment income
   (Note 1) .............................            14,172                --
                                               ------------       -----------

Increase in net assets from capital
   share transactions (Note 3) ..........        11,270,269         9,032,604
                                               ------------       -----------
       Net increase in net assets .......        14,860,508         8,935,964

NET ASSETS:
   Beginning of period ..................         8,935,964                --
                                               ------------       -----------
   End of period (including
           distributions in excess of net
     investment income of $57,727
     and $1,869, respectively.) .........      $ 23,796,472       $ 8,935,964
                                               ============       ===========

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995


1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia region with a market capitalization of less than $1 billion. The Fund commenced operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

         FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign exchange contracts outstanding at December 31, 1996.

      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995 (continued)


1.  SIGNIFICANT ACCOUNTING POLICIES (continued)
      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Crosby Asset Management (U.S.), Ltd. ("Crosby") under which Crosby provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Crosby, LMC pays Crosby a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. LMC agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets through April 30, 1996. Thereafter, the investment advisory contract provides that the total annual expenses of the Fund will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. Reimbursement for the year ended December 31, 1996 amounted to $36,717 and is set forth in the statement of operations.

      The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $23,449 which were incurred by the Fund, but paid by LMC.

3. CAPITAL STOCK
      Transactions in capital stock were as follows:


                                                                               July 3, 1995
                                             Year ended                 (commencement of operations)
                                         December 31, 1996                  to December 31, 1995
                                   ------------------------------       ----------------------------
                                        Shares             Amount           Shares            Amount
                                   -----------       ------------       ----------       -----------
Shares sold .................        2,376,604       $ 26,361,583        1,003,607       $ 9,916,274
Shares issued on reinvestment
  of dividends ..............            1,043             11,526            1,372            13,320
                                   -----------       ------------       ----------       -----------
                                     2,377,647         26,373,109        1,004,979         9,929,594
Shares redeemed .............       (1,349,951)       (15,102,840)         (89,191)         (896,990)
                                   -----------       ------------       ----------       -----------
Net increase ................        1,027,696       $ 11,270,269          915,788       $ 9,032,604
                                     =========       ============       ==========       ===========


4.  PURCHASES AND SALES OF INVESTMENT SECURITIES
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, excluding short-term securities, were $40,707,997 and $28,513,862, respectively.

      At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,828,790 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $653,797.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 and 1995 (continued)


5.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

      In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.


6.  FEDERAL INCOME TAXES--CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards available for Federal income tax purposes as of December 31, 1996 are approximately:

          $224,473 expiring in 2003; and
          $293,018 expiring in 2004.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.


7.  OPTION CONTRACTS

Premiums paid when call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premiums paid for the option. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The following call option transactions occurred during the year ended December 31, 1996:

                                                       Call Options
                                            ----------------------------------
                                                                    Number of
                                            Cost                 Shares Optioned
                                          ----------             --------------
Outstanding at December 31, 1995                  --                     --
Options purchased                          $ 314,000                467,500
Options closed                              (107,170)                (3,500)
                                           ---------                -------
Outstanding at December 31, 1996           $ 206,830                 43,000
                                           =========                =======

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS



Selected per share data for a share outstanding throughout the period:


                                                                                           JULY 3, 1995
                                                                                           (COMMENCEMENT
                                                                         YEAR ENDED       OF OPERATIONS) TO
                                                                        DECEMBER 31,        DECEMBER 31,
                                                                            1996                1995
                                                                       -------------      -----------------
Net asset value, beginning of period ............................           $ 9.76             $10.00
                                                                           -------             ------
Income (loss) from investment operations:
  Net investment income (loss) ..................................            (0.05)              0.02
  Net realized and unrealized gain (loss) on investments and
              foreign currency transactions .....................             2.54              (0.24)
                                                                           -------             ------
  Total income (loss) from investment operations ................             2.49              (0.22)
                                                                           -------             ------
Less distributions:
  Distributions from net investment income ......................            (0.01)                --
                                                                           -------             ------
Net asset value, end of period ..................................           $12.24              $9.76
                                                                           =======             ======
Total return ....................................................            25.50%             (4.39)%*

Ratio to average net assets:
Expenses, before reimbursement or waivers .......................             2.64%              3.51%*
Expenses, net of reimbursement or waivers .......................             2.42%              1.75%*
Net investment (loss), before reimbursement or waivers ..........            (0.86%)            (1.24)%*
Net investment income (loss) ....................................            (0.64%)             0.52%*
Portfolio turnover rate .........................................           178.82%             40.22%*
Average commission paid on equity security transactions** .......           $0.004                 --
Net assets, end of period (000's omitted) .......................          $23,796             $8,936
                                                                           =======             ======


* Annualized
** In accordance with recent SEC disclosure guidelines, the average commission paid in equity security transactions is calculated for the current period, but not for the prior period.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Crosby Small Cap Asia Growth Fund, Inc.:

      We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period from July 3, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


New York, New York
February 14, 1997

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.
                                   ----------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.
                                   ----------

CHECK WRITING PRIVILEGES--Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.
                                   ----------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.
                                   ----------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.
                                   ----------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.
                                   ----------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long term capital appreciation through investments primarily in equity securities of Russian companies.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.--Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

LEXINGTON TAX FREE MONEY FUND,  INC.--Seeks  current  income exempt from Federal
income  taxes  while   maintaining   stability  of   principal,   liquidity  and
preservation of capital.


For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

LEXINGTON
CROSBY SMALL CAP ASIA GROWTH FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
CROSBY ASSET MANAGEMENT (US), INC.
c/o Crosby Asset Management (Hong Kong) Limited
32/F Asia Pacific Tower
Citibank Plaza
3 Garden Road
Hong Kong

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


--------------------------------------------------------------------------------
  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
--------------------------------------------------------------------------------

  STATE STREET BANK AND
  TRUST COMPANY
  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(800) 526-0052
                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account

                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------


      This report has been prepared for the information of the shareholders of Lexington Crosby Small Cap Asia Growth Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


--------------------------------------------------------------------------------
                                    LEXINGTON
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     [LOGO]

                                    LEXINGTON
                                     CROSBY
                                    SMALL CAP
                                   ASIA GROWTH
                                   FUND, INC.

--------------------------------------------------------------------------------
                             Seeks long-term capital
                         appreciation through investment
                       in companies domiciled in the Asia
                       Region with a market capitalization
                            of less than $1 billion.
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1996
                               The Lexington Group
                                   of NO LOAD
                              Investment Companies
--------------------------------------------------------------------------------